                                                                   EXHIBIT 10.14

                        CALIFORNIA PIZZA KITCHEN, INC.

                 1998 STOCK-BASED INCENTIVE COMPENSATION PLAN






                                                  Date Adopted: February 5, 1998

                        CALIFORNIA PIZZA KITCHEN, INC.

                 1998 STOCK-BASED INCENTIVE COMPENSATION PLAN
                 --------------------------------------------


          1.   Purpose of the Plan
               -------------------

          The purpose of the Plan is to assist the Company (as defined below) in rewarding, attracting and retaining valued employees, directors and independent contractors by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees, directors and independent contractors.

          2.   Definitions
               -----------

               2.1  "Award" means an award of Options under the Plan.

               2.2  "Board" means the Board of Directors of the Company.

               2.3 "Code" means the Internal Revenue Code of 1986, as amended.

               2.4 "Committee" means the Compensation Committee of the Board as constituted by the Board. After the Company becomes Publicly Traded, the Committee shall have at least two members and each member of the Committee shall be a non-employee director within the meaning of Rule 16b-3 under the Exchange Act and, to the extent necessary to cause Awards under the Plan to qualify as "qualified performance-based compensation" within the meaning of Treas. Reg. (S)1.162-27(e), an outside director within the meaning of Section 162(m) of the Code and the regulations thereunder.

               2.5 "Common Stock" means the Class A Common Stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 7.

               2.6 "Company" means California Pizza Kitchen, Inc., a California corporation, or any successor corporation.

               2.7  "Director" means a member of the Board.

               2.8 "Disability" shall, with respect to any Holder who is an Employee or a Director, have the meaning set forth in the Holder's Option Agreement or, if not defined therein, shall mean the inability of such Holder to perform a major part of the duties performed by him or her as an employee or Director of the Company immediately prior to inception of the disability, because of illness, accident or injury, for a period of 13 consecutive weeks or for a cumulative period of 20 weeks in any 12 month period.

               2.9 "Employee" means an officer or other employee of the Company or a majority-owned subsidiary of the Company, including a director who is such an employee.

               2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               2.11 "Fair Market Value" means, on any given date, the fair market value per share of Common Stock, as determined by the Committee in good faith, but in any event, after December 31, 1998, within the range of the fair market value per share of Common Stock as determined by the most recent annual appraisal of the fair market value of the Common Stock conducted by an independent third party appraiser selected by the Board. In determining the Option Price for an Incentive Stock Option, the Fair Market Value per share of Common Stock shall be determined in accordance with Section 422 of the Code and the regulations thereunder. Notwithstanding the foregoing, after the Company becomes Publicly Traded, the Fair Market Value shall mean the last sales price regular way, or, in the case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on such exchange, on the principal national or international securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if the shares of Common Stock are not listed or admitted to trading on any national or international securities exchange but are designated as national market system securities by the National Association of Securities Dealers, Inc. ("NASD"), the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation National Market System, or if the shares of Common Stock are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD or similar organization if the NASD is no longer reporting such information.

               2.12 "Holder" means an Employee, Director or Independent Contractor to whom an Award is made.

               2.13 "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option in the applicable Option Agreement.

               2.14 "Independent Contractor" means an individual other than an Employee who performs services for the Company or a Director who performs services for the Company.

               2.15 "Non-Qualified Stock Option" means an Option not intended to be an Incentive Stock Option and designated as a Non-Qualified Stock Option in the applicable Option Agreement.

               2.16 "Option" means any stock option granted from time to time under Section 6 of the Plan.

               2.17 "Option Agreement" has the meaning set forth in Section 6.1 of the Plan.

               2.18 "Option Price" means the per share price at which a share of Common Stock may be purchased upon exercise of an Option in accordance with
Section 6.2 of the Plan, as it may be adjusted pursuant to Section 7 of the Plan.

               2.19 "Option Share" mean any share of Common Stock purchased upon the exercise of an Option.

               2.20 "Plan" means the California Pizza Kitchen, Inc. 1998 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

               2.21 "Publicly Traded" means the Company is required to register shares of any class of common equity under Section 12 of the Exchange Act.

               2.22 "Retirement" means retirement from the active employment of the Company pursuant to the normal retirement policies of the Company.

               2.23 "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of which the Company has a 50% or greater, direct or indirect, ownership.

          3.  Eligibility
              -----------

          Any Employee, Director or Independent Contractor is eligible to receive an Award; provided, however, only an Employee is eligible to receive an Incentive Stock Option.

          4.   Administration and Implementation of Plan
               -----------------------------------------

               4.1 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees, Directors and Independent Contractors to whom Awards will be granted, to make such grants, and to determine the type and amount of Awards to be granted to each such Employee, Director or Independent Contractor, the time of such Awards, the terms and conditions of such Awards and the terms of the Option Agreements which will be entered into with Holders (which shall not be inconsistent with the terms of this Plan). The Committee shall have full and final authority in its sole discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application and to make all other determinations necessary or advisable for the administration of the Plan.

               4.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash; to what extent and under what circumstances an Award is made; and to determine the effect, if any, of a change in control of the Company upon outstanding Awards (subject to any applicable provisions of Section 6.10); and to grant Awards (other than Incentive Stock Options) that are transferable by the Holder.

               4.3 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

          5.   Shares of Stock Subject to the Plan
               -----------------------------------

               5.1 Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Awards under the Plan shall be 1,100,000 shares. After the Company becomes Publicly Traded, no individual may receive Awards with respect to more than 600,000 shares of Common Stock in any year under the Plan.

               5.2 Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

          6.   Options
               -------

          Options give an Employee, a Director or an Independent Contractor the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a specified price. The grant of Options shall be subject to the following terms and conditions:

               6.1 Option Grants: Options shall be granted to an Employee, Director or Independent Contractor at the time and in the amount determined by the Committee. Options shall be evidenced by written Option Agreements ("Option Agreements"). Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

               6.2 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee. In the case of any Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

               6.3 Term of Options: The Option Agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

                    6.3.1 Vesting. At the discretion of the Committee, Options granted under the Plan may be subject to a vesting schedule set forth in the Option Agreement, under which such Options cannot be exercised until they are vested. The restrictions or conditions with respect to the time and method of vesting of Options and which Awards shall be subject to vesting shall be as prescribed by the Committee.

               6.4 Incentive Stock Options: Each provision of the Plan and each Option Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Option Agreement thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and the limitations under Section 422(d) of the Code. Without limiting the foregoing, the aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by an Optionee in any one calendar year under the Plan shall not exceed $100,000.

               6.5 Restrictions on Transferability: Except as expressly provided otherwise in an Option Agreement for any Option granted under this Plan, no Holder shall sell, assign, transfer, give, donate, pledge, hypothecate or dispose of all or any part of an Option or Option Shares, or any right or interest therein; provided, however, that, except as provided in the following sentence, (a) a Holder may sell Options or Option Shares pursuant to an Approved Sale in accordance with Section 6.10, if applicable, (b) a Holder may sell Option Shares to the Company or its designee on terms set forth in the Option Agreement, if applicable, (c) upon the death of the Holder, a Holder may transfer Options or Option Shares by will or laws of descent and distribution, and (d) a Holder may sell or otherwise transfer Options or Option Shares in any other manner expressly provided for in the Holder's Option Agreement (and subject to the terms thereof) or as determined by the Committee. Notwithstanding the foregoing, no Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Any transferee of an Option or Option Shares shall, in all cases, be subject to the provisions of the Option Agreement between the Company and the Holder, as well as the provisions of this Plan. Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 6. In the event any Option Shares become subject to any involuntary sale or transfer process or proceedings, the Holder shall give prompt written notice thereof to the Company.

               6.6 Payment of Option Price and Taxes: (a) The Option Price, or, where applicable, a portion thereof, shall be paid in full in cash or by certified or bank cashier's check payable to the Company, or, subject to the approval of the Committee and where provided in the applicable Option Agreement:
(i) by surrendering shares of the Company's Common Stock that have been owned by the Holder for at least six months and that have an aggregate Fair Market Value equal to the aggregate Option Price, (ii) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price or delivery of irrevocable instructions to a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price, (iii) payment of such other lawful consideration as the Committee may determine, or (iv) any combination of the foregoing.

                    (b) Any taxes required to be withheld by the Company upon exercise of an Option shall be paid in full in cash or by certified or bank cashier's check payable to the Company, or, subject to the approval of the Committee (and subject to such rules as the Committee may adopt, including as to the amount to be withheld) and where provided in the applicable Option Agreement, by having the Company retain the number of Option Shares whose aggregate Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes.

               6.7 Termination by Death: If a Holder dies, any Option granted to such Holder may thereafter be exercised (to the extent such Option was exercisable at the time of death or an such accelerated basis as the Committee may determine at or after grant) by, where appropriate, the Holder's transferee or by the Holder's legal representative for (a) a period of three months from the date of death, (b) until the expiration of the stated term of the Option, or (c) in the event of death following termination, until the expiration of the period provided for under Section 6.8, whichever period is shortest.

               6.8 Termination by Reason of Retirement or Disability: If a Holder's employment by the Company terminates by reason of Disability or Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of two months from the date of such termination or until the expiration of the stated term of the Option, whichever period is shorter. This Section 6.8 shall not apply to any Option held by an Independent Contractor.

               6.9 Other Termination: Unexercisable Options: Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, if a Holder's employment by the Company terminates for any reason other than death, Disability or Retirement (including if a Holder is terminated with cause), all unexercised Options, to the extent they were exercisable at the time of termination, shall immediately terminate on the date of,the Holders' termination. Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, all unexercised Options that are unexercisable at the time of the Holder's termination shall immediately terminate on the date of the Holder's termination. This Section 6.9 shall not apply to any Option held by an Independent Contractor.

               6.10 Approved Sale of the Company:

                    Except as expressly provided otherwise in an Option Agreement for any Option granted under this Plan, the following provisions dealing with the applicable Holder's obligations with respect to both Options and Option Shares shall apply when there is an Approved Sale, as defined below:

                    If Bruckmann, Rosser, Sherrill & Co., L.P. ("BRS") (so long as BRS and its affiliates, officers, directors and employees beneficially own (as determined.under Rule 13d-3 of the Exchange Act) in the aggregate at least 40% of the outstanding common stock of the Company) approves the sale of the Company (whether by merger, consolidation, sale of all or substantially all of the assets or outstanding shares of capital stock or otherwise (an "Approved Sale")) to an unaffiliated person or entity, each Holder shall consent to, vote for and raise no objections to, and waive any dissenters' or appraisal rights with respect to, the Approved Sale, and if the Approved Sale is structured as a sale of stock, shall agree to sell or, at BRS's option, exchange (i) all shares of capital stock of the Company held by such Holder, including Option Shares, and (ii) any securities convertible into or exchangeable for, or options, warrants or rights to purchase, such capital stock, including Options, on the terms and conditions approved by BRS. Each Holder shall take all action which is necessary or in the judgment of BRS advisable to facilitate or consummate an Approved Sale. The obligations of a Holder with respect to an Approved Sale of the Company are subject to the satisfaction of the following: (i) upon the consummation of the Approved Sale, either all of the holders of a given class of equity security will receive the same form and amount of consideration per share of such security, or if any such holder is given an option as to the form and amount of consideration to be received, each Holder will be given the same option, and (ii) the terms of sale shall not include any indemnification, guaranty or a similar undertaking of a Holder (other than undertakings in respect of continued employment) that is not made or given pro rata with other Holders on the basis of share ownership. Each Holder hereby agrees to vote his or her shares of capital stock of the Company that are entitled to vote to effectuate the provisions and intentions of this Section 6.10.

               6.11 Repurchase Rights of Company: The Committee shall have the authority to include provisions in any Option Agreement permitting the Company to repurchase Option Shares from any person holding such shares upon or as a result of the termination of the Holder's employment with the Company on such terms as the Committee shall deem appropriate.

          7.  Adjustments upon Changes in Capitalization.
              ------------------------------------------

          Subject to Section 6.10, if applicable, in the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Committee shall make appropriate adjustment in the number and kind of shares available for Awards under the Plan and any adjustments to an outstanding Award, including without limitation the number of shares subject to and the Option Price for the Award, as it determines appropriate.

          8.  Effective Date, Termination and Amendment.
              -----------------------------------------

          The Plan shall become effective on February 5, 1998, subject to the Company's shareholders approving the Plan within 12 months of the Board's adoption of the Plan in accordance with Section 422 of the Code. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, subject to applicable law and regulation.

          Termination of the Plan pursuant to this Section 8 shall not affect Awards outstanding under the Plan at the time of termination.

          9.  General Provisions
              ------------------

              9.1 Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, nor interfere in any way with the right of the Company to terminate the employment of any Employee at any time.

              9.2 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes. The Committee shall have the authority to cause the Company to make whole a Holder for all or any portion of the federal, state, local or foreign taxes required to be paid in connection with the exercise of an Option; provided, however, that any such reimbursement obligation shall be expressly stated in the Option Agreement.

              9.3 To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws of the State of California (or such other state law as may correspond to the Company's state of incorporation) and construed accordingly.

              9.4 Only whole shares of Common Stock shall be issuable upon exercise of the Options. An Option may be exercised only for a whole number of Option Shares unless the Option is exercised in its entirety and such entirety includes a fractional Option Share. Any right to a fractional Option Share shall be satisfied in cash. Upon receipt of payment of the Option Price and any withholding taxes payable to the Company pursuant to Section 6.6(b), the Company shall deliver a certificate for the number of whole Option Shares and a check for the Fair Market Value on the date of exercise of the fractional Option Share to which the Holder exercising the Option is entitled. The Option Shares shall be subject to restrictions on transfer pursuant to applicable securities laws and shall bear a legend subjecting the Option Shares to those restrictions on transfer in accordance with the Option Agreements. The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under the applicable Option Agreement or any other applicable law, regulation or agreement.

              9.5 The Company shall not be obligated to deliver any certificates for Option Shares until such Option Shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding shares of such class at the time are listed or until there has been compliance with such laws or regulations as the Company may deem applicable. The Company shall use its reasonable efforts to effect such compliance and, if necessary, such listing.

               9.6 The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of the Option Shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of the Option Shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

               9.7 The Holder shall have no rights as a shareholder with respect to an Award unless and until legended certificates for the Option Shares are issued.

               9.8 The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required to any such amendment.

               9.9 This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan.

                               FIRST AMENDMENT
                       TO CALIFORNIA PIZZA KITCHEN, INC.
                 1998 STOCK-BASED INCENTIVE COMPENSATION PLAN

          WHEREAS, California Pizza Kitchen, Inc., a California corporation (the "Company"), has, by action of the Board of Directors of the Company, adopted the 1998 Stock-Based Incentive Compensation Plan (the "Plan"); and

          WHEREAS, pursuant to the Plan, the Board of Directors of the Company has the authority to amend the terms and provisions of the Plan, subject to applicable law and regulation; and

          WHEREAS, the Board of Directors has approved an amendment to the Plan to increase the number of shares of Common Stock (as defined in the Plan) that are available for awards under the Plan, all as more fully set forth below;

          THEREFORE, the terms of the Plan are hereby amended as follows:

          1. Amendment to Plan. (a) Subsection 5.1 of the Plan is hereby deleted in its entirety and replaced with the following:

               Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Awards under the Plan shall be 1,500,000 shares. After the Company becomes Publicly Traded, no individual may receive Awards with respect to more than 600,000 shares of Common Stock in any year under the Plan.

               (b) All other terms and provisions of the Plan shall remain in full force and effect following the effective date of this Amendment.

          2. Effective Date of Amendment. The effective date of this Amendment shall be June 30, 1998.


Date Adopted: July 21, 1998

                               SECOND AMENDMENT
                       TO CALIFORNIA PIZZA KITCHEN, INC.
                 1998 STOCK-BASED INCENTIVE COMPENSATION PLAN



     This SECOND AMENDMENT dated as of November 2, 1999 (this "Amendment") amends the California Pizza Kitchen, Inc., (the "Corporation") 1998 Stock-Based Incentive Compensation Plan (the "Plan") and is made with reference to the following facts (all capitalized terms not otherwise defined herein have the meanings set forth in the Plan).

     WHEREAS, on July 21, 1998, the Board adopted the First Amendment to the Plan which increased the number of available shares of Common Stock available for Awards to 1,500,000;

     WHEREAS, in November 1998, the Corporation effected a two-for-one stock split and, pursuant to Section 7 of the Plan, the Board determined that in order to prevent any dilution or an enlargement of the benefits intended to be made available under the Plan, an appropriate adjustment would be made to double the number of shares available for under the Plan and to double the number of shares subject to each outstanding Award;

     WHEREAS, on November 2, 1999, the Board adopted and approved by resolution a further increase in the number of shares of Common Stock available for Awards under the Plan by another One Million (1,000,000) shares, thereby making the aggregate number of shares reserved for such issuance Four Million (4,000,000); and

     WHEREAS, on November 2, 1999, a majority of the shareholders of the Corporation ratified, confirmed and approved such increase in all respects.

     NOW, THEREFORE, the terms of the Plan are hereby amended as follows:

         1.    Amendment to the Plan.  (a) Subsection 5.1 of the Plan is hereby
               ---------------------
     deleted in its entirety and replaced with the following:

             Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Awards under the Plan shall be 1,500,000 shares. After the Company becomes Publicly Traded, no individual may receive Awards with respect to more than 600,000 shares of Common Stock in any year under the Plan

             (b) Except as expressly amended herein, the Plan shall continue in full force and effect in accordance with its terms.

         2.    Effective Date of Amendment. The effective date of this Amendment
               ---------------------------
     shall be November 2, 1999.



Dated Adopted: November 2, 1999

                        CALIFORNIA PIZZA KITCHEN, INC.

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

              This is a Non-Qualified Stock Option Agreement, dated as of _______ (the "Agreement"), between California Pizza Kitchen, Inc., a California corporation (the "Company"), and the undersigned individual ("Holder").

        1.    Definitions.  As used herein:
              -----------

              1.1  "Board" means the Board of Directors of the Company.
                    -----

              1.2  "Code" means the Internal Revenue Code of 1986, as amended.
                    ----

              1.3  "Committee" has the meaning set forth in the Plan.
                    ---------

              1.4  "Common Stock" has the meaning set forth in the Plan.
                    ------------

              1.5  "Date of Award" means _______, the date on which the Company
                    -------------
awarded the Option.

              1.6  "Date of Exercise" means the date on which the notice
                    ----------------
required by Section 6 hereof is received by the Company.

              1.7  "Expiration Date" means the earliest of the following:
                    ---------------

                    (a) If Holder ceases to be employed on a full-time basis by the Company by reason of (i) termination without Cause, (ii) death, (iii) Disability or (iv) Retirement (as such capitalized terms are defined below), the date two months after the date such employment terminates; or

                    (b) If Holder ceases to be employed by the Company for any reason other than those listed in Section 1.7(a), the date such employment terminates; or

                    (c) The date which is five years after the date of consummation of an Initial Public Offering by the Company; or

                    (d) The tenth anniversary of the Date of Award.

As used herein, "Cause" means (i) Holder's commission of a felony or other crime involving moral turpitude; (ii) Holder's willful misconduct in connection with the performance of Holder's duties for the Company that materially adversely affects Holder's ability to perform Holder's duties for the Company or materially adversely affects the Company, (iii) the willful failure of Holder (otherwise than because Holder's Disability) to follow the lawful instructions of Holder's immediate supervisor after Holder having received at least seven days written notice of such instructions, which failure results in demonstrable material injury to the Company; or (iv)

Holder's breach of his fiduciary duty to the Company for personal profit; "Disability" means the inability of Holder to perform a major part of the duties to be performed by Holder as an employee of the Company immediately prior to the inception of the disability, because of illness, accident or injury, for a period of 26 consecutive weeks or for a cumulative period of 30 weeks in any 12 month period; and "Retirement" means retirement from full-time employment by the Company in accordance with the normal retirement policies of the Company.

          1.8  "Fair Market Value" means the fair market value of an Option
                -----------------
Share, as determined pursuant to the Plan.

          1.9  "Initial Public Offering" means a firm commitment underwritten
                -----------------------
public offering pursuant to an effective registration statement under the Securities Act (other than (i) a Special Registration Statement or (ii) a registration statement relating to a Unit Offering) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $20,000,000.

          1.10  "Option" means the option to purchase Common Stock hereby
                 ------
granted.

          1.11  "Option Price" means _______per Option Share, provided that such
                 ------------
amount may be adjusted pursuant to Section 7 of the Plan (it being understood, however, that such amount presently reflects the stock split approved by the Board on _______, and no further adjustment thereto shall be made by reason of such stock split).

          1.12  "Option Shares" means the _______shares of Common Stock which
                 -------------
are the subject of the Option hereby granted (it being understood, however, that such amount presently reflects the stock split approved by the Board on _______, and no further adjustment thereto shall be made by reason of such stock split).

          1.13  "Plan" means the California Pizza Kitchen, Inc. 1998 Stock-Based
                 ----
Incentive Compensation Plan attached hereto as Exhibit A and incorporated herein by reference.

          1.14  "Sale of the Company" means the sale of the Company, whether by
                 -------------------
merger, consolidation, sale of all or substantially all of the assets or outstanding shares of capital stock.

          1.15  "Special Registration Statement" means a registration statement
                 ------------------------------
on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders or used in connection with the acquisition of the business of another person or entity.

          1.16  "Unit Offering" shall mean a public offering of a combination of
                 -------------
debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and
(ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

       2.  Grant of Option.  Subject to the terms and conditions set forth
           ---------------
herein and in the Plan, the Company hereby grants to Holder the option to purchase any or all of the Option Shares.

       3.  Time of Exercise.  The Option will become exercisable in the
           ----------------
amounts and on the dates set forth below:


                                                    Number of Option
                Date                               Shares Exercisable
                ----                               ------------------

          On or after _______________                    ______
          On or after _______________                    ______
          On or after _______________                    ______
          On or after _______________                    ______

The Option (or any portion thereof) shall remain exercisable (after the dates set forth above) until the Expiration Date, when the right to exercise any or all of the Option shall terminate absolutely. Notwithstanding the foregoing and anything to the contrary in this Agreement, unless otherwise determined by the Committee, in no event shall the Option (or any portion thereof) become exercisable following the effective date of Holder's termination of employment (it being understood, however, that the Option, to the extent exercisable on such termination date, may remain outstanding and be exercised thereafter when permitted by, and subject to the terms of, Section 1.7(a)).

       4.   Accelerated Time of Exercise.  Notwithstanding the foregoing, the
            ----------------------------
Option shall be exercisable prior to the dates described in Section 3 upon the date ten days prior to the closing of a Sale of the Company.

       5.   Payment for Option Shares.  Full payment for Option Shares purchased
            -------------------------
upon the exercise of the Option, or any portion thereof, shall be made in cash or by certified or bank cashiers check payable to the Company, or, subject to the approval of the Committee: (a) by surrendering shares of the Company's Common Stock that have been owned by the Holder for at least six months and that have an aggregate Fair Market Value equal to the aggregate Option Price, (b) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price or delivery of irrevocable instructions to a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price, (c) payment of such other lawful consideration as the Committee may determine, or (d) any combination of the foregoing.

       6.   Manner of Exercise.  The Option shall be exercised by giving written
            ------------------
notice of exercise to the Committee, in care of the Company's Secretary, at the Company's main office in Los Angeles, California. Such notice of exercise must include a statement of preference as to the manner in which payment to the Company shall be made. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and shall be irrevocable once given.

       7.   Restrictions on Transfer. (a) Holder acknowledges and agrees that
            ------------------------
the Option and Option Shares, and any right or interest therein, may not be sold, transferred, gifted, donated, pledged, hypothecated, disposed of or assigned by Holder, except as provided in clauses (a) - (c) of Section 6.5 of the Plan.

            (b) Without limiting the foregoing, Holder also agrees that, in the event of an underwritten public offering of equity securities of the Company, Holder will execute and agree to be bound by a customary "hold-back" or "lock-up" agreement with the managing underwriter for such offering pursuant to which Holder will agree not to effect any distribution or sale of equity securities of the Company (except as part of the underwritten offering) for a period not to exceed 180 days following consummation of such offering.

       8.   Securities Laws.  The Committee may from time to time impose any
            ---------------
conditions on the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule. Such conditions may include, without limitation, the partial or complete suspension of the right to exercise the Option.

       9.   Issuance of Certificates; Legend.
            --------------------------------

            (a) As promptly as is feasible after the exercise of the Option, a certificate for the Option Shares issuable on the exercise of the Option shall be delivered to Holder or to Holder's personal representative, heir or legatee; provided, however, that no certificates for Option Shares will be so delivered until (i) appropriate arrangements have been made with the Company for the withholding of any taxes which may be due with respect to such Option Shares;
(ii) the Option Price has been paid in full; (iii) in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (iv) if the Common Stock is at the time listed on any stock exchange, until the Option Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance. The Company may condition delivery of certificates for Option Shares upon the prior receipt from Holder of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws.

            (b) Any certificates for Option Shares issuable upon exercise of the Option shall have imprinted thereon or otherwise affixed thereto an appropriate legend setting forth the restrictions on transfer pursuant to Section 7 (in addition to any other legend required by law).

       10.  Rights Prior to Exercise.  Neither Holder nor Holder's personal
            ------------------------
representative, heir or legatee shall have any of the rights of a shareholder with respect to any Option Shares until the date of the issuance to Holder of a certificate for such Option Shares as provided in Section 9 hereof.

       11.  Taxes. Holder shall be responsible to make appropriate provision for
            -----
all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of the Option Shares. The responsibility of Holder for taxes shall extend to all applicable federal, state, local or foreign withholding taxes. In the case of exercise of the Option, the Company shall, at the election of Holder and with the consent of the Committee (and subject to such rules as it may prescribe, including as to the amount to be withheld) have the right to retain the number of Option Shares whose aggregate Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes.

       12.  Status of Option; Interpretation. The Option hereby granted is
            --------------------------------
a non-qualified stock option. The Committee shall have sole power to resolve any dispute or disagreement arising out of this Agreement. The interpretation and construction of any provision of this Agreement or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the requirements of a non-qualified stock option. However, a Holder who is a member of the Committee shall take no part in rendering any decision regarding any dispute or disagreement arising out of an Agreement under which such member is the Holder.

       13.  Option Not to Affect Employment.  The Option granted hereunder shall
            -------------------------------
not confer upon Holder any right to continue in the employment of the Company.

       14.  Miscellaneous.
            -------------

            14.1 The address for Holder to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the address set forth below under Holder's signature.

            14.2 This Agreement may be exercised in one or more counterparts, all of which taken together will constitute one and the same instrument.

            14.3 The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of California without giving effect to principles of conflicts of law thereof.

       15.  Entire Agreement. This Agreement, together with the Plan, is
            ----------------
intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, together with the Plan, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    CALIFORNIA PIZZA KITCHEN, INC.


                                    By ___________________________
                                      Name:
                                      Title:


                                    ______________________________


                                    Address:

                                    ______________________________

                                    ______________________________

                        CALIFORNIA PIZZA KITCHEN, INC.

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

          This is a Non-Qualified Stock Option Agreement, dated as of ______________ (the "Agreement"), between California Pizza Kitchen, Inc., a California corporation (the "Company"), and the undersigned individual ("Holder").

     1.  Definitions.  As used herein:
         -----------

         1.1  "Board" means the Board of Directors of the Company.
               -----

         1.2  "Code" means the Internal Revenue Code of 1986, as amended.
               ----

         1.3  "Committee" has the meaning set forth in the Plan.
               ---------

         1.4  "Common Stock" has the meaning set forth in the Plan.
               ------------

         1.5  "Date of Award" means ____________, the date on which the
               -------------
Company awarded the Option.

         1.6  "Date of Exercise" means the date on which the notice
               ----------------
required by Section 6 hereof is received by the Company.

         1.7  "Expiration Date" means the earliest of the following:
               ---------------

              (a) If Holder ceases to be employed on a full-time basis by the Company by reason of (i) termination without Cause, (ii) death, (iii) Disability or (iv) Retirement (as such capitalized terms are defined below), the date two months after the date such employment terminates; or

              (b) If Holder ceases to be employed by the Company for any reason other than those listed in Section 1.7(a), the date such employment terminates; or

              (c) The date which is five years after the date of consummation of an Initial Public Offering by the Company; or

              (d) The tenth anniversary of the Date of Award.

As used herein, "Cause" means (i) Holder's commission of a felony or other crime involving moral turpitude; (ii) Holder's willful misconduct in connection with the performance of Holder's duties for the Company that materially adversely affects Holder's ability to perform Holder's duties for the Company or materially adversely affects the Company, (iii) the willful failure of Holder (otherwise than because Holder's Disability) to follow the lawful instructions of Holder's immediate supervisor after Holder having received at least seven days written notice of such instructions; or (iv) Holder's breach of his fiduciary duty to the Company for personal profit;

"Disability" means the inability of Holder to perform a major part of the duties to be performed by Holder as an employee of the Company immediately prior to the inception of the disability, because of illness, accident or injury, for a period of 26 consecutive weeks or for a cumulative period of 30 weeks in any 12 month period; and "Retirement" means retirement from full-time employment by the Company in accordance with the normal retirement policies of the Company.

          1.8  "Fair Market Value" means the fair market value of an Option
                -----------------
Share, as determined pursuant to the Plan.

          1.9  "Initial Public Offering" means a firm commitment underwritten
                -----------------------
public offering pursuant to an effective registration statement under the Securities Act (other than (i) a Special Registration Statement or (ii) a registration statement relating to a Unit Offering) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $20,000,000.

          1.10 "Option" means the option to purchase Common Stock hereby
                ------
granted.

          1.11 "Option Price" means $_____ per Option Share, provided that such
                ------------
amount may be adjusted pursuant to Section 7 of the Plan (it being understood, however, that such amount presently reflects the stock split approved by the Board on ____________, and no further adjustment thereto shall be made by reason of such stock split).

          1.12 "Option Shares" means the ________ shares of Common Stock which
                -------------
are the subject of the Option hereby granted (it being understood, however, that such amount presently reflects the stock split approved by the Board on __________, and no further adjustment thereto shall be made by reason of such stock split).

          1.13 "Plan" means the California Pizza Kitchen, Inc. 1998 Stock-Based
                ----
Incentive Compensation Plan attached hereto as Exhibit A and incorporated herein by reference.

          1.14 "Sale of the Company" means the sale of the Company, whether by
                -------------------
merger, consolidation, sale of all or substantially all of the assets or outstanding shares of capital stock.

          1.15 "Special Registration Statement" means a registration statement
                ------------------------------
on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders or used in connection with the acquisition of the business of another person or entity.

          1.16 "Unit Offering" shall mean a public offering of a combination of
                -------------
debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

     2.   Grant of Option.  Subject to the terms and conditions set forth
          ---------------
herein and in the Plan, the Company hereby grants to Holder the option to purchase any or all of the Option Shares.

     3.   Time of Exercise.  (a)  The Option (or any portion thereof) will
          ----------------
not be exercisable until the date of consummation of an Initial Public Offering.

               (i) In the event an Initial Public Offering is consummated on or prior to the date that is 12 months after the Date of Award, the Option will become exercisable in the amounts and on the dates set forth below:

                                             Number of Option
               Date                         Shares Exercisable
               ----                         ------------------
          On or after _____________               ______
          On or after _____________               ______
          On or after _____________               ______
          On or after _____________               ______

               (ii) In the event an Initial Public Offering is consummated after the date that is 12 months after the Date of Award but on or prior to the date that is 24 months after the Date of Award, the Option will become exercisable in the amounts and on the dates set forth below:

               Date                         Shares Exercisable
               ----                         ------------------
          Consummation of Initial
               Public Offering                     ______
          On or after _____________                ______
          On or after _____________                ______
          On or after _____________                ______

               (iii) In the event an Initial Public Offering is consummated after the date that is 24 months after the Date of Award but on or prior to the date that is 36 months after the Date of Award, the Option will become exercisable in the amounts and on the dates set forth below:

               Date                            Shares Exercisable
               ----                            ------------------
          Consummation of Initial
               Public Offering                      _______
          On or after _____________                 _______
          On or after _____________                 _______


               (iv) In the event an Initial Public Offering is consummated after the date that is 36 months after the Date of Award but on or prior to the date that is 48 months after the Date of Award, the Option will become exercisable in the amounts and on the dates set forth below:

               Date                            Shares Exercisable
               ----                            ------------------
          Consummation of Initial
               Public Offering                       _______
          On or after _____________                  _______

               (v) In the event an Initial Public Offering is consummated after the date that is 48 months after the Date of Award, the entire Option will become exercisable on the date of consummation of an Initial Public Offering.

          (b) The Option (or any portion thereof) shall remain exercisable (after the dates set forth above) until the Expiration Date, when the right to exercise any or all of the Option shall terminate absolutely. Notwithstanding the foregoing and anything to the contrary in this Agreement, unless otherwise determined by the Committee, in no event shall the Option (or any portion thereof) become exercisable following the effective date of Holder's termination of employment (it being understood, however, that the Option, to the extent exercisable on such termination date, may remain outstanding and be exercised thereafter when permitted by, and subject to the terms of, Section 1.7(a)).

     4.   Accelerated Time of Exercise.  Notwithstanding the foregoing, the
          ----------------------------
Option shall be exercisable prior to the dates described in Section 3 upon the date ten days prior to the closing of a Sale of the Company.

     5.   Payment for Option Shares.  Full payment for Option Shares purchased
          -------------------------
upon the exercise of the Option, or any portion thereof, shall be made in cash or by certified or bank cashiers check payable to the Company, or, subject to the approval of the Committee: (a) by surrendering shares of the Company's Common Stock that have been owned by the Holder for at least six months and that have an aggregate Fair Market Value equal to the aggregate Option Price, (b) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price or delivery of irrevocable instructions to a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price, (c) payment of such other lawful consideration as the Committee may determine, or (d) any combination of the foregoing.

     6.   Manner of Exercise.  The Option shall be exercised by giving written
          ------------------
notice of exercise to the Committee, in care of the Company's Secretary, at the Company's main office in Los Angeles, California. Such notice of exercise must include a statement of preference as to the manner in which payment to the Company shall be made. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and shall be irrevocable once given.

     7.   Restrictions on Transfer.  (a)  Holder acknowledges and agrees that
          ------------------------
the Option and Option Shares, and any right or interest therein, may not be sold, transferred, gifted, donated, pledged, hypothecated, disposed of or assigned by Holder, except as provided in clauses (a)-(c) of Section 6.5 of the Plan.

          (b) Without limiting the foregoing, Holder also agrees that, in the event of an underwritten public offering of equity securities of the Company, Holder will execute and agree to be bound by a customary "hold-back" or "lock-up" agreement with the managing underwriter for such offering pursuant to which Holder will agree not to effect any distribution or sale of equity securities of the Company (except as part of the underwritten offering) for a period not to exceed 180 days following consummation of such offering.

     8.   Securities Laws.  The Committee may from time to time impose any
          ---------------
conditions on the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule. Such conditions may include, without limitation, the partial or complete suspension of the right to exercise the Option.

     9.   Issuance of Certificates; Legend.
          --------------------------------

               (a) As promptly as is feasible after the exercise of the Option, a certificate for the Option Shares issuable on the exercise of the Option shall be delivered to Holder or to Holder's personal representative, heir or legatee; provided, however, that no certificates for Option Shares will be so delivered until (i) appropriate arrangements have been made with the Company for the withholding of any taxes which may be due with respect to such Option Shares;
(ii) the Option Price has been paid in full; (iii) in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (iv) if the Common Stock is at the time listed on any stock exchange, until the Option Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance. The Company may condition delivery of certificates for Option Shares upon the prior receipt from Holder of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws.

               (b) Any certificates for Option Shares issuable upon exercise of the Option shall have imprinted thereon or otherwise affixed thereto an appropriate legend setting forth the restrictions on transfer pursuant to
Section 7 (in addition to any other legend required by law).

     10.  Rights Prior to Exercise.  Neither Holder nor Holder's personal
          ------------------------
representative, heir or legatee shall have any of the rights of a shareholder with respect to any Option Shares until the date of the issuance to Holder of a certificate for such Option Shares as provided in Section 9 hereof.

     11.  Taxes.  Holder shall be responsible to make appropriate provision for
          -----
all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of the Option Shares. The responsibility of Holder for taxes shall extend to all applicable federal, state, local or foreign withholding taxes. In the case of exercise of the Option, the Company shall, at the election of Holder and with the consent of the Committee (and subject to such rules as it may prescribe, including as to the amount to be withheld) have the right to retain the number of Option Shares whose aggregate Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes.

     12.  Status of Option; Interpretation.  The Option hereby granted is a non-
          --------------------------------
qualified stock option. The Committee shall have sole power to resolve any dispute or disagreement arising out of this Agreement. The interpretation and construction of any provision of this Agreement or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the requirements of a non-qualified stock option. However, a Holder who is a member of the Committee shall take no part in rendering any decision regarding any dispute or disagreement arising out of an Agreement under which such member is the Holder.

     13.  Option Not to Affect Employment.  The Option granted hereunder shall
          -------------------------------
not confer upon Holder any right to continue in the employment of the Company.

     14.  Miscellaneous.
          -------------

          14.1 The address for Holder to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the address set forth below under Holder's signature.

          14.2 This Agreement may be exercised in one or more counterparts, all of which taken together will constitute one and the same instrument.

          14.3 The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of California without giving effect to principles of conflicts of law thereof.

     15.  Entire Agreement.  This Agreement, together with the Plan, is intended
          ----------------
by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, together with the Plan, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    CALIFORNIA PIZZA KITCHEN, INC.


                                    By ___________________________
                                      Name:
                                      Title:


                                    ______________________________


                                    Address:

                                    ______________________________

                                    ______________________________